UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________________

FORM 8-K/A
(AMENDMENT No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2019
____________________________________________________

Splunk Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 848-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 2, 2019, Splunk Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the acquisition of SignalFx, Inc., a Delaware corporation (“SignalFx”). The Company is filing this Amendment No. 1 on Form 8-K/A to the Initial Form 8-K to provide certain historical financial information of SignalFx and unaudited pro forma condensed combined financial data of the Company after giving pro forma effect to the acquisition of SignalFx as required by Items 9.01(a) and 9.01(b) of Form 8-K. No other changes have been made to the Initial Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited consolidated financial statements of SignalFx as of January 31, 2019 and 2018 and for the fiscal years then ended, and the unaudited consolidated financial statements of SignalFx as of and for the six months ended July 31, 2019 and 2018 are filed as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference. The consent of Moss Adams LLP, SignalFx’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the nine months ended October 31, 2019, and the fiscal year ended January 31, 2019, is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

(d)                                 Exhibits

Exhibit	Description

23.1	Consent of Moss Adams LLP, SignalFx, Inc.’s independent auditor.
99.1
Audited consolidated financial statements of SignalFx, Inc. as of January 31, 2019 and 2018 and for the fiscal years then ended, and the unaudited consolidated financial statements of SignalFx, Inc. as of and for the six months ended July 31, 2019 and 2018.

99.2	Unaudited pro forma condensed combined financial information of Splunk Inc. for the nine months ended October 31, 2019, and the fiscal year ended January 31, 2019.
104.0	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019

SPLUNK INC.

	By:	/s/ Jason Child
Jason Child
Senior Vice President and Chief Financial Officer

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